UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 14, 2007

First Federal Bancshares of Arkansas, Inc.
(Exact name of registrant as specified in its charter)

Texas	0-28312	71-0785261
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1401 Highway 62-65 North, Harrison, Arkansas		72601
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(870) 741-7641

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On December 14, 2007, the Boards of Directors of First Federal Bancshares of Arkansas, Inc. (the “Company”) and First Federal Bank (the “Bank”) approved the amendment and restatement of the following agreements:

•
the employment agreements entered into among the Company, the Bank and each of the following officers of the Company and the Bank: Larry J. Brandt, President and Chief Executive Officer of the Company and Chairman of the Board and Chief Executive Officer of the Bank; Tommy W. Richardson, Executive Vice President and Chief Operating Officer of the Company and President and Chief Operating Officer of the Bank; and Sherri R. Billings, Executive Vice President and Chief Financial Officer of the Company and the Bank; and

•
the change in control severance agreements entered into among the Company, the Bank and each of the following officers of the Company and the Bank: Allen Ross Mallioux, President/Western Division/Chief Lending Officer of the Company and the Bank and Jeffrey L. Brandt, Executive Vice President - Eastern Division of the Company and the Bank.

The above agreements and benefit plans were amended and restated primarily in order to comply with final regulations issued by the Internal Revenue Service under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).   Section 409A of the Code governs the deferral of compensation where the director, officer or employee has a legally binding right to compensation that is payable in a future year.  Section 409A imposes new requirements with respect to deferral elections, payment events and payment elections.

For additional information, reference is made to the amended agreements included as Exhibits 10.1 through 10.5 hereto, which are incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits

(a)           Not applicable.

(b)           Not applicable.

(d)           The following exhibits are included with this Report:

Exhibit No.	Description
10.1	Amended and Restated Employment Agreement among First Federal Bancshares of Arkansas, Inc., First Federal Bank and Larry J. Brandt, dated as of December 14, 2007

10.2	Amended and Restated Employment Agreement among First Federal Bancshares of Arkansas, Inc., First Federal Bank and Tommy Richardson, dated as of December 14, 2007

10.3	Amended and Restated Employment Agreement among First Federal Bancshares of Arkansas, Inc., First Federal Bank and Sherri Billings, dated as of December 14, 2007

10.4	Amended and Restated Change in Control Severance Agreement among First Federal Bancshares of Arkansas, Inc., First Federal Bank and Allen Ross Mallioux

10.5	Amended and Restated Change in Control Severance Agreement among First Federal Bancshares of Arkansas, Inc., First Federal Bank and Jeffrey L. Brandt

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST FEDERAL BANCSHARES OF ARKANSAS, INC.

	By:	/s/ Larry J. Brandt
		Name:	Larry J. Brandt
		Title:	President and Chief Executive Officer

Date: December 20, 2007

INDEX TO EXHIBITS

.	Exhibit No.	Description
	10.1	Amended and Restated Employment Agreement among First Federal Bancshares of Arkansas, Inc., First Federal Bank and Larry J. Brandt, dated as of December 14, 2007

	10.2	Amended and Restated Employment Agreement among First Federal Bancshares of Arkansas, Inc., First Federal Bank and Tommy Richardson, dated as of December 14, 2007

	10.3	Amended and Restated Employment Agreement among First Federal Bancshares of Arkansas, Inc., First Federal Bank and Sherri Billings, dated as of December 14, 2007

	10.4	Amended and Restated Change in Control Severance Agreement among First Federal Bancshares of Arkansas, Inc., First Federal Bank and Allen Ross Mallioux

	10.5	Amended and Restated Change in Control Severance Agreement among First Federal Bancshares of Arkansas, Inc., First Federal Bank and Jeffrey L. Brandt